                                                                      Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment
No. 23 to Registration Statement No. 33-8058 of Merrill Lynch Municipal
Intermediate Term Fund ("the Fund") of Merrill Lynch Municipal Series Trust on
Form N-1A of our report dated December 14, 2004, appearing in the October 31,
2004 Annual Report of the Fund, which is incorporated by reference in the
Statement of Additional Information which is part of this Registration
Statement. We also consent to the reference to us under the caption "Financial
Highlights" in the Prospectus, which is also a part of this Registration
Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
February 22, 2005